EXHIBIT 99.2

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

NOTICE OF STOCK OPTION GRANT

CALIFORNIA PIZZA KITCHEN, INC. (the “Company”) hereby grants you the following Option to purchase shares of its common stock (“Shares”). The terms and conditions of this Option are set forth in the Stock Option Agreement and the CALIFORNIA PIZZA KITCHEN, INC. 2004 OMNIBUS INCENTIVE COMPENSATION PLAN (the “Plan”), both of which are attached to and made a part of this document.

Date of Grant:	[Date of Grant]

Name of Optionee:	[Name of Optionee]

Number of Option Shares:	[Number of Shares]

Exercise Price per Share:	$[Exercise Price] (The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value. The Exercise Price per Share of an NSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. If Optionee is a Ten-Percent Stockholder, the Exercise Price per Share of an ISO or an NSO shall be at least one hundred ten percent (110%) of Fair Market Value.)

Vesting Start Date:	[Vesting Start Date]

Type of Option:	[Type of Grant: NSO/ISO]

Vesting Schedule:	[Vesting Schedule]

Rights upon Termination:	[Vesting/Termination Schedule]

By signing this document, you acknowledge receipt of a copy of the Plan, and agree that (a) you have carefully read, fully understand and agree to all of the terms and conditions described in the attached Stock Option Agreement, the Plan document and “Notice of Exercise and Common Stock Purchase Agreement” (the “Exercise Notice”); and (b) you understand and agree that this Stock Option Agreement, including its cover sheet and attachments, constitutes the entire understanding between you and the Company regarding this Option, and that any prior agreements, commitments or negotiations concerning this Option are replaced and superseded.

[NAME OF OPTIONEE]	CALIFORNIA PIZZA KITCHEN, INC.

By:

Its:

CALIFORNIA PIZZA KITCHEN, INC.

NOTICE OF STOCK OPTION GRANT

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN (THE “PLAN”)

STOCK OPTION AGREEMENT

SECTION 1. KIND OF OPTION.

This Option is intended to be either an incentive stock option intended to meet the requirements of section 422 of the Internal Revenue Code (an “ISO”) or a non-statutory option (an “NSO”), which is not intended to meet the requirements of an ISO, as indicated in the Notice of Stock Option Grant. Even if this Option is designated as an ISO, it shall be deemed to be an NSO to the extent required by the $100,000 annual limitation under Section 422(d) of the Code.

SECTION 2. VESTING.

Subject to the terms and conditions of the Plan and this Stock Option Agreement (the “Agreement”), your Option will be exercisable with respect to the Shares that have become vested in accordance with the schedule set forth in the Notice of Stock Option Grant (the “Notice”). Except as otherwise provided in the Notice, after your Service terminates for any reason, vesting of your Shares immediately stops and your Option expires immediately as to the number of Shares that are not vested as of your Service termination date.

SECTION 3. TERM.

Your Option will expire in any event at the close of business at Company headquarters ten years after the Date of Grant; provided, however, that if your Option is an ISO it will expire five years after the Date of Grant if you are a Ten-Percent Stockholder of the Company (the “Expiration Date”). Also, your Option will expire earlier if your Service terminates, as described herein.

SECTION 4. REGULAR TERMINATION.

(a)	Except as otherwise provided in the Notice, if your Service terminates for any reason except termination without Cause, death, Disability, or Retirement (as such capitalized terms are defined below), the vested portion of your Option will expire at the close of business at Company headquarters on the date of termination of your Service.

(b)	Except as otherwise provided in the Notice, if your Service terminates due to termination without Cause or Retirement, the vested portion of your Option will expire at the close of business at Company headquarters on the date two months after the date of your termination without Cause or Retirement.

(c)	If your Option is an ISO and you exercise it more than three months after termination of your Service as an Employee for any reason other than death or

CALIFORNIA PIZZA KITCHEN, INC.

STOCK OPTION AGREEMENT

Disability, your Option will cease to be eligible for ISO tax treatment.

(d)	Your Option will cease to be eligible for ISO tax treatment if you exercise it more than three months after the 90th day of a bona fide leave of absence approved by the Company, unless your right to reemployment after your leave was guaranteed by statute or contract.

(e)	Solely for purposes of your Option, “Cause”, “Retirement” and “Disability” are defined as follows.

(1)	“Cause” has the definition set forth in your employment agreement with the Company, or, if you do not have an employment agreement, includes, without limitation: (i) your commission of a felony or other crime involving moral turpitude; (ii) your negligence or willful misconduct in connection with the performance of your duties for the Company; (iii) your willful failure to follow the lawful instructions of your supervisor; and (iv) a breach of your fiduciary duty to the Company for personal profit or otherwise.

(2)	“Retirement” means retirement from full-time employment by the Company in accordance with the normal retirement policies of the Company.

(3)	“Disability” means your inability to perform a major part of the duties to be performed by you as an employee of the Company immediately prior to the inception of the disability, because of illness, accident or injury, for a period of twenty-six consecutive weeks or for a cumulative period of thirty weeks in any twelve month period.

SECTION 5. DEATH.

Except as otherwise provided in the Notice, if you die while in Service with the Company, the vested portion of your Option will expire at the close of business at Company headquarters on the date three months after the date of your death. During that three month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of your death. Notwithstanding the foregoing, the Option may not be exercised after the Expiration Date determined under Section 3 above.

SECTION 6. DISABILITY.

Except as otherwise provided in the Notice, if your Service terminates because of a Disability, the vested portion of your Option will expire at the close of business at Company headquarters on the date two months after your termination date. During that two month period, you may exercise that portion of your Option that was vested on the date of your Disability.

CALIFORNIA PIZZA KITCHEN, INC.

STOCK OPTION AGREEMENT

SECTION 7. EXERCISING YOUR OPTION.

To exercise your Option, you must execute the Notice of Exercise and Common Stock Purchase Agreement (the “Exercise Notice”), attached as Exhibit A. You must submit this form, together with full payment, to the Company. Your exercise will be effective when it is received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

SECTION 8. PAYMENT FORMS.

When you exercise your Option, you must include payment of the Exercise Price for the Shares you are purchasing in cash or cash equivalents. Alternatively, you may pay all or part of the Exercise Price by surrendering, or attesting to ownership of, Shares already owned by you, unless such action would cause the Company to recognize any (or additional) compensation expense with respect to the Option for financial reporting purposes. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date of Option exercise. To the extent that a public market for the Shares exists and to the extent permitted by applicable law, in each case as determined by the Company, you also may exercise your Option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if requested, applicable withholding taxes. The Company will provide the forms necessary to make such a cashless exercise. Payment also may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares as a security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price. The Board may permit such other payment forms as it deems appropriate, subject to applicable laws, regulations and rules.

SECTION 9. TAX WITHHOLDING AND REPORTING.

(a)	You will not be allowed to exercise this Option unless you pay, or make acceptable arrangements to pay, any taxes required to be withheld as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option. You hereby authorize withholding from payroll or any other payment due you from the Company or your employer to satisfy any such withholding tax obligation.

(b)	If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.

SECTION 10. RESALE RESTRICTIONS/MARKET STAND-OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended, you may be prohibited from engaging in any transaction with respect to any of the Company’s equity securities without the prior written consent of the Company in accordance with the provisions of the Exercise Notice.

SECTION 11. TRANSFER OF OPTION.

Prior to your death, only you may exercise this Option. This Option and the rights and privileges conferred hereby cannot be sold, pledged or otherwise transferred (whether by

CALIFORNIA PIZZA KITCHEN, INC.

STOCK OPTION AGREEMENT

operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process. For instance, you may not sell this Option or use it as security for a loan, except in accordance with Section 8 hereof. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor an Exercise Notice from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

SECTION 12. RETENTION RIGHTS.

This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason without thereby incurring any liability to you.

SECTION 13. STOCKHOLDER RIGHTS.

Neither you nor your estate or heirs have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

SECTION 14. ADJUSTMENTS.

In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity as set forth in the Plan.

SECTION 15. APPLICABLE LAW AND TAX DISCLAIMER.

This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to their choice of law provisions). You agree that you are responsible for consulting your own tax advisor as to the tax consequences associated with your Option. The tax rules governing options are complex, change frequently and depend on the individual taxpayer’s situation. Although the Company will make available to you general tax information about stock options, you agree that the Company shall not be held liable or responsible for making such information available to you and any tax or financial consequences that you may incur in connection with your Option.

SECTION 16. THE PLAN AND OTHER AGREEMENTS.

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. The Notice, this Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

CALIFORNIA PIZZA KITCHEN, INC.

STOCK OPTION AGREEMENT

EXHIBIT A

CALIFORNIA PIZZA KITCHEN, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

THIS AGREEMENT is dated as of                 ,                 , between California Pizza Kitchen, Inc. (the “Company”), and [Name of Optionee] (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and Purchaser are parties to a Stock Option Agreement and Notice of Stock Option Grant dated as of                 ,              (collectively, the “Option Agreement”) under which Purchaser has the right to purchase up to [Number of Shares] shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the California Pizza Kitchen, Inc. 2004 Omnibus Incentive Compensation Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1. PURCHASE OF SHARES.

(i) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser                  shares of the Company’s common stock (the “Common Stock”) for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier’s check, money order or otherwise as permitted by the Option Agreement. Payment shall be delivered at the Closing, as such term is defined below.

(ii) The closing (the “Closing”) under this Agreement shall occur at the offices of the Company as of the date hereof, or such other time and place as may be designated by the Company (the “Closing Date”).

CALIFORNIA PIZZA KITCHEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-1

SECTION 2. NO DUTY TO TRANSFER IN VIOLATION OF THIS AGREEMENT.

The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 3. RIGHTS OF PURCHASER.

(i) Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Common Stock.

(ii) Nothing in this Agreement shall be construed as a right by Purchaser to be retained by the Company, or a parent or subsidiary of the Company in any capacity. The Company reserves the right to terminate Purchaser’s Service at any time and for any reason without thereby incurring any liability to Purchaser.

SECTION 4. RESALE RESTRICTIONS/MARKET STAND-OFF.

Purchaser hereby agrees that in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, Purchaser shall not, without the prior written consent of the Company, directly or indirectly, sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any equity securities of the Company for such period of time after the effective date of such registration statement as may be requested by the Company. Such period of time shall not exceed one hundred eighty (180) days; provided, however, that in the event the Company requests that the one hundred eighty (180) day period be extended or modified pursuant to then-applicable law, rules, regulations or trading policies, the restrictions imposed during the one hundred eighty (180) day period shall continue to apply to the extent necessary to comply with such law, rules, regulations or trading policies. Purchaser hereby agrees to execute and deliver such other agreements as may be reasonably requested by the Company which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of the applicable stand-off period.

SECTION 5. OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 6. NOTICE.

Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten      days’ advance written notice to the other party hereto.

SECTION 7. SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

CALIFORNIA PIZZA KITCHEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-2

SECTION 8. APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such state.

SECTION 9. NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 10. ENTIRE AGREEMENT.

This Agreement, the Option Agreement and the Plan constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

CALIFORNIA PIZZA KITCHEN, INC.	[Name of Optionee] (PURCHASER)

By:
Signature

Its:

CALIFORNIA PIZZA KITCHEN, INC.

EXHIBIT A TO STOCK OPTION AGREEMENT

NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT

A-3